Exhibit 99.1

ATEC Reports Third Quarter 2023 Financial Results and Raises Full Year 2023 Adjusted EBITDA Guidance

Total revenue grew 32% to $118 million

Surgical revenue grew 32% to $104 million and EOS revenue grew 30% to $14 million

Delivered positive adjusted EBITDA of over $2 million

CARLSBAD, Calif., November 6, 2023 – Alphatec Holdings, Inc. (Nasdaq: ATEC), a provider of innovative solutions dedicated to revolutionizing the approach to spine surgery, today announced financial results for the quarter ended September 30, 2023, and recent corporate highlights.

Third Quarter 2023 Financial Results

Quarter Ended September 30, 2023
Total revenue	$118 million
GAAP gross margin	68%
Non-GAAP gross margin	72%
GAAP operating expenses	$118 million
Non-GAAP operating expenses	$94 million
GAAP operating loss	($38) million
Adjusted EBITDA	$2 million
Ending cash balance	$123 million

Recent Highlights

•
Advanced ATEC lateral procedures PTP™ (Prone TransPsoas) and LTP™ (Lateral TransPsoas) with the launch of Calibrate LTX™, a lateral expandable implant system;
•
Drove 24% increase in surgical volume and 6% increase in average revenue per procedure;
•
Delivered second quarter of positive adjusted EBITDA with 860 basis points of margin expansion;
•
Secured $150 million in capital to accelerate investment in revenue-generating assets (implants and instrument sets) while executing to profitability and free cash flow commitments;
•
Enhanced Board of Directors with deep spine expertise.

“We’re pleased with our achievements in the third quarter, and even more excited about what’s ahead for ATEC,” said Pat Miles, Chairman and Chief Executive Officer. “The field’s most discerning talent recognizes that only ATEC has the procedural sophistication, spine focus and spine knowhow to create and continually elevate an end-to-end ecosystem of technologies that will set the standards in spine care. Our recent capital raise positions us exceptionally well to exploit the momentum that unprecedented industry disruption is unleashing. We are boldly leaning into the opportunity ahead, accelerating investment to equip our new teams of tenured sales professionals to serve surgeries with the operational excellence that ATEC is renowned for. Our best is yet to come.”

Financial Outlook for the Full Year 2023

The Company continues to expect total revenue to grow 35% to $472 million for the fiscal year ended December 31, 2023, in line with the expectations previewed in conjunction with the release of preliminary third quarter financial results. This includes surgical revenue of $414 million and EOS revenue of $58 million. The Company now expects non-GAAP adjusted EBITDA of approximately $3 million for the full year 2023.

Financial Results Webcast

ATEC will present these results via a live webcast today at 1:30 p.m. PT / 4:30 p.m. ET. The live webcast can be accessed by visiting the Investor Relations Section of ATEC’s Corporate Website.

To dial in to the webcast, please register via this link.

A replay of the webcast will remain available through the Investor Relations Section of ATEC’s Corporate Website for twelve months. In addition, a dial-in replay will be available beginning about two hours after the webcast’s completion through November 13, 2023. Access the replay by dialing (800) 770-2030 and referencing conference ID number 97241.

Inducement Awards Granted

As an inducement material to accepting employment with the Company, and in accordance with Nasdaq Listing Rule 5635(c)(4), ATEC today announced that the independent Compensation Committee of the Board of Directors has approved aggregate grants to thirteen new employees (who are not executive officers) of, collectively, 24,296 restricted stock units (“RSUs”) under the Company’s 2016 Employment Inducement Award Plan. The RSUs will vest in equal annual installments on each of the first four anniversaries of the grant date, provided that the recipient remains continuously employed by ATEC as of such vesting date. In addition, the RSUs will vest fully upon a change of control of ATEC.

Non-GAAP Financial Information

To supplement the Company’s financial statements presented in accordance with generally accepted accounting principles in the United States of America (GAAP), the Company reports certain non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating loss, and non-GAAP adjusted EBITDA. The Company believes that these non-GAAP financial measures provide investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of continuing operating performance, and a baseline for assessing the future earnings potential of the Company. The Company’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. Non-GAAP financial results should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Included below are reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures.

About Alphatec Holdings, Inc.

ATEC, through its wholly owned subsidiaries, Alphatec Spine, Inc., EOS imaging S.A.S. and SafeOp Surgical, Inc., is a medical device company dedicated to revolutionizing the approach to spine surgery through clinical distinction. ATEC’s Organic Innovation Machine™ is focused on developing new approaches that integrate seamlessly with the Company’s expanding AlphaInformatiX Platform to better inform surgery and more safely and reproducibly achieve the goals of spine surgery. ATEC’s vision is to be the Standard Bearer in Spine. For more information, visit us at www.atecspine.com.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company cautions investors that there can be no assurance that actual results will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Forward-looking statements include, but are not limited to: references to the Company’s revenue, balance sheet, growth, and financial outlook and commitments; planned product launches and introductions; and the Company's ability to compel surgeon adoption and transform the sales channel. Important factors that could cause actual operating results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to: the uncertainty of success in developing new products or products currently in the pipeline; the uncertainties in the Company’s ability to execute upon its strategic operating plan; the uncertainties regarding the ability to successfully license or acquire new products, and the commercial success of such products; failure to achieve acceptance of the Company’s products by the surgeon community; failure to obtain FDA or other regulatory clearance or approval or unexpected or prolonged delays in the process; continuation of favorable third-party reimbursement; unanticipated expenses or liabilities or other adverse events affecting cash flow or the Company’s ability to achieve profitability; uncertainty of additional funding; product liability exposure; an unsuccessful outcome in any litigation; patent infringement claims; claims related to the Company’s intellectual property; and the Company’s ability to meet its financial obligations. A further list and description of these and other factors, risks and uncertainties can be found in the Company's most recent annual report, and any subsequent quarterly and current reports, filed with the Securities and Exchange Commission. ATEC disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Investor/Media Contact:

Tina Jacobsen, CFA

Investor Relations

(760) 494-6790

investorrelations@atecspine.com

Company Contact:

J. Todd Koning

Chief Financial Officer

investorrelations@atecspine.com

ALPHATEC HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
(unaudited)
Revenue:
Revenue from products and services	$118,262	$89,839	$344,292	$244,908
Revenue from international supply agreement	—	—	—	15
Total revenue	118,262	89,839	344,292	244,923
Cost of sales	38,215	30,323	129,279	80,715
Gross profit	80,047	59,516	215,013	164,208
Operating expenses:
Research and development	20,000	12,111	47,831	32,429
Sales, general and administrative	91,411	75,954	269,960	218,093
Litigation-related expenses	2,715	3,602	12,815	16,629
Amortization of acquired intangible assets	3,873	2,774	10,461	7,181
Transaction-related expenses	278	—	2,178	120
Restructuring expenses	129	45	333	1,704
Total operating expenses	118,406	94,486	343,578	276,156
Operating loss	(38,359)	(34,970)	(128,565)	(111,948)
Interest expense and other expense, net:
Interest expense, net	(4,459)	(1,285)	(12,225)	(4,176)
Other income (expense), net	47	(615)	3,077	(578)
Total interest expense and other expense, net	(4,412)	(1,900)	(9,148)	(4,754)
Net loss before taxes	(42,771)	(36,870)	(137,713)	(116,702)
Income tax benefit	(117)	(77)	(153)	(192)
Net loss	$(42,654)	$(36,793)	$(137,560)	$(116,510)
Net loss per share, basic and diluted	$(0.35)	$(0.35)	$(1.18)	$(1.14)
Weighted average shares outstanding, basic and diluted	122,468	104,804	117,026	102,561
Stock-based compensation included in:
Cost of sales	$2,369	$735	$24,601	$1,440
Research and development	6,790	1,653	9,587	3,987
Sales, general and administrative	10,914	8,689	26,541	25,037
	$20,073	$11,077	$60,729	$30,464

ALPHATEC HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2023	December 31, 2022
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$122,526	$84,696
Accounts receivable, net	64,519	60,060
Inventories	130,672	101,521
Prepaid expenses and other current assets	15,841	9,357
Total current assets	333,558	255,634
Property and equipment, net	133,785	101,952
Right-of-use assets	27,086	28,360
Goodwill	71,555	47,367
Intangible assets, net	102,196	82,781
Other assets	2,041	4,874
Total assets	$670,221	$520,968

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$50,104	$34,742
Accrued expenses and other current liabilities	77,251	72,382
Contract liabilities	13,833	11,956
Short-term debt	1,766	14,948
Current portion of operating lease liabilities	5,090	4,842
Total current liabilities	148,044	138,870
Total long-term liabilities	542,735	393,162
Redeemable preferred stock	23,603	23,603
Stockholders' deficit	(44,161)	(34,667)
Total liabilities and stockholders' deficit	$670,221	$520,968

ALPHATEC HOLDINGS, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2023	2022	2023	2022
	(unaudited)
	Gross profit, GAAP	$80,047	$59,516	$215,013	$164,208
	Add: amortization of intangible assets	221	28	661	37
	Add: stock-based compensation	2,369	735	24,601	1,440
	Add: purchase accounting adjustments on acquisitions	—	347	195	784
	Add: excess and obsolete write-down	2,454	2,923	9,188	7,023
	Non-GAAP gross profit	$85,091	$63,549	$249,658	$173,492
	Gross margin, GAAP	67.7%	66.2%	62.5%	67.0%
	Add: amortization of intangible assets	0.2%	0.0%	0.2%	0.0%
	Add: stock-based compensation	2.0%	0.8%	7.1%	0.6%
	Add: purchase accounting adjustments on acquisitions	0.0%	0.4%	0.1%	0.3%
	Add: excess and obsolete write-down	2.1%	3.3%	2.7%	2.9%
	Non-GAAP gross margin	72.0%	70.7%	72.5%	70.8%

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2023	2022	2023	2022
	(unaudited)
	Operating expenses, GAAP	$118,406	$94,486	$343,578	$276,156
	Adjustments:
	Stock-based compensation	(17,704)	(10,342)	(36,128)	(29,024)
	Litigation-related expenses	(2,715)	(3,602)	(12,815)	(16,629)
	Amortization of intangible assets	(3,873)	(2,774)	(10,461)	(7,181)
	Transaction-related expenses	(278)	—	(2,178)	(120)
	Restructuring expenses	(129)	(45)	(333)	(1,704)
	Other non-recurring expenses[1]	—	—	(1,349)	—
	Non-GAAP operating expenses	$93,707	$77,723	$280,314	$221,498

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2023	2022	2023	2022
	(unaudited)
	Operating loss, GAAP	$(38,359)	$(34,970)	$(128,565)	$(111,948)
	Depreciation	10,651	8,010	28,998	22,601
	Amortization of intangible assets	4,094	2,802	11,122	7,218
	EBITDA	(23,614)	(24,158)	(88,445)	(82,129)
	Add back significant items:
	Stock-based compensation	20,073	11,077	60,729	30,464
	Purchase accounting adjustments on acquisitions	—	347	195	784
	Excess & obsolete write-down	2,454	2,923	9,188	7,023
	Litigation-related expenses	2,715	3,602	12,815	16,629
	Transaction-related expenses	278	—	2,178	120
	Restructuring expenses	129	45	333	1,704
	Other non-recurring expenses[1]	—	—	1,349	—
	Adjusted EBITDA	$2,035	$(6,164)	$(1,658)	$(25,405)

[1]	Non-recurring consulting fees associated with the implementation of our state tax-planning strategy